UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005
                                                           -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            001-31566                 42-1547151
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                       07306-4599
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry into a Material Definitive Agreement.
               -------------------------------------------

     As discussed in more detail below, a compensatory plan or arrangement in which executive officers may participate was amended by the Board of Directors of Provident Financial Services, Inc. (the "Company").

     2005  Performance-Based  Incentive  Plan.  On July 27,  2005,  the Board of
     -----------------------------------------
Directors of the Company amended the 2005 Performance-Based Incentive Plan (the "2005 Incentive Plan"), the terms of which were previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2004. The amendment changes the composition of incentive payments that may be earned under the 2005 Incentive Plan from a mixture of cash and restricted stock that vests over five years to all cash. Prior to this amendment, the 2005 Incentive Plan provided that payments under the plan would be made in cash and in the form of restricted stock awards on a 75%/25% or 90%/10% basis, depending on the level of the participating senior officer.

     All other terms of the 2005 Incentive Plan remain unchanged. The 2005 Incentive Plan is a performance-based incentive plan for the payment of incentive compensation to senior officers based on the Company's financial performance in 2005. The incentive payments under this plan are payable in 2006, based on the Company's 2005 financial performance compared with 2005 targets related to: (i) earnings per share (weighted 50%); (ii) efficiency ratio (weighted 25%); and (iii) return on average assets (weighted 25%) (collectively, the "Corporate Targets"). For a majority of the senior officers who will participate, payment of incentive compensation to each officer will also be based on the officer's performance against his or her 2005 individual objectives.

     Incentive payments based on the Company's 2005 financial performance may be made if the Company's 2005 financial performance meets or exceeds 95% of the Corporate Targets ("Threshold"). Incentive payments will be a percentage of the senior officer's base salary, which percentage will increase based on the extent to which the Company's financial performance exceeds the Threshold.


Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Exhibits. Not applicable





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT FINANCIAL SERVICES, INC.



DATE:  July 28, 2005                By:     /s/ Paul M. Pantozzi
                                            ------------------------------------
                                            Paul M. Pantozzi
                                            Chairman and Chief Executive Officer